UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2006

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On May 12, 2006, the Audit Committee of the Board of Directors of Ferro Corporation (the "Company") dismissed KPMG LLP ("KPMG") as its independent registered public accounting firm.

The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for year ended December 31, 2004 stated that the Company had restated its fiscal 2003 consolidated financial statements and stated that certain liquidity uncertainties facing the Company raised substantial doubt about the Company’s ability to continue as a going concern.

The Company has not filed its annual report on Form 10-K for the year ended December 31, 2005. Therefore, KPMG will not issue an audit report on the Company’s financial statements for the year ended December 31, 2005.

Disagreements. The only disagreements that KPMG communicated to the Audit Committee during the two fiscal years preceding the filing of this Form 8-K or during the current fiscal year (up to and including the date of this filing) involved the Audit Committee’s internal investigation of irregular accounting entries as follows:

In early July 2004, as a result of issues discovered by management during the performance of certain of the Company’s internal control procedures in connection with the preparation of the Company’s second quarter 2004 financial statements, the Company commenced an internal investigation into certain potentially inappropriate accounting entries made in the Company’s domestic Polymer Additives business unit.

Following an initial investigation, management reached the preliminary conclusion that inappropriate accounting in the Company’s Polymer Additives business unit both overstated the unit’s historical performance and undermined the reliability of the unit’s forecasting process. On July 23, 2004, the Company issued a press release announcing that the Company’s Polymer Additives business unit’s performance in the second quarter fell short of expectations and that the Company’s Audit Committee had engaged independent legal counsel (Jones Day) and an independent public accounting firm (Ernst & Young LLP) to conduct an investigation under its auspices.

On September 15, 2004, the Company announced it would be restating certain previously-filed information and reported that the independent investigation conducted under the auspices of the Audit Committee had generally confirmed management’s preliminary conclusions reported in the Company’s July 23, 2004, press release. The September 15 release reported that the investigative team had concluded that all of the potentially irregular accounting entries were made at the Polymer Additives business unit and were made without senior management’s knowledge or involvement. The release also reported that the investigative team concluded that substantially all of the irregular accounting entries were made by a subordinate divisional employee who had since left the Company.

At a meeting of the Audit Committee on September 23, 2004, KPMG expressed its concern about several emails reviewed during the initial phase of the investigation and expressed its desire to have more work done to determine whether those emails raised additional concerns. In response to KPMG’s expressed concerns, the Audit Committee directed Jones Day and Ernst & Young to conduct further investigation through additional email searches, interviews of participants in the questioned email exchanges and any other person who might have relevant knowledge, and other documents as they deemed appropriate.

On October 25, 2004, the Audit Committee met by teleconference and received the report of Jones Day and Ernst & Young concerning the expanded email review requested by KPMG. The investigators reported to the Audit Committee that they had not found illegal acts or an intent to commit fraud, but found some evidence of immaterial mistakes in the timing of recording expenses as required by generally accepted accounting principles. These findings were reported to KPMG and, on November 19, 2004, the Audit Committee concluded that the additional work done by Jones Day and Ernst & Young indicated no evidence of fraud and no reasonable need to expand the investigation. KPMG had expressed disagreement with the investigators’ findings and the Audit Committee invited KPMG to provide a written list of any recommendations it might have and the rationale therefor.

Following the November 19, 2004, meeting, Jones Day and Ernst & Young had discussions with KPMG concerning what additional investigatory work would be needed to address KPMG’s concerns. In addition, at about the same time the investigators learned that the former subordinate division employee who was responsible for the irregular accounting entries at the Company’s Polymer Additives Division was willing, for the first time, to be interviewed. In that interview, the former employee confirmed the irregular entries that the investigators had reported earlier and the fact that he had made those entries without any knowledge or involvement of senior management. The employee also raised some suspicions of irregular accounting entries in another smaller business unit.

In late December 2004, following discussions with the investigation team, the Chair of the Audit Committee and the Company’s now-deceased Chief Executive Officer met by teleconference with KPMG. At that meeting, the Audit Committee Chair advised KPMG that the Audit Committee was willing, as requested by KPMG, to go forward with further investigation procedures to determine whether there was a pervasive pattern of intentional, inappropriate spreading of expenses, emphasized that independent investigators’ needed to exercise discretion and make independent judgments, and emphasized the need to complete the investigation expeditiously.

On January 18, 2005, in a press release the Company reported KPMG had requested Jones Day and Ernst & Young to perform additional procedures, including the review of certain electronic files. In addition, the release disclosed that the former subordinate division employee had been interviewed and had confirmed the irregular entries that the investigators had reported earlier and the fact that he had made the entries without any knowledge or involvement of senior management and of the suspicions he had raised about the other business unit (which were also to be reviewed by the investigation team).

Jones Day and Ernst & Young delivered their third phase investigation report to the Audit Committee on March 9, 2005. In that report, the investigators concluded:

· The investigative team did not find evidence of a systemic or pervasive pattern or practice of managing earnings by inappropriately spreading expenses over reporting periods or any other means or conduct that constituted illegal acts,

· The leadership of Ferro’s finance organization strives to apply generally accepted accounting principles and produce accurate financial records, and

· All of the individuals potentially responsible for irregular accounting entries either had resigned before the investigation started or had been terminated by the Company.

On March 15 and April 4, 2005, following delivery of the Jones Day/Ernst & Young report on the additional procedures, KPMG advised the Audit Committee that it was dissatisfied with the conclusions of Jones Day and Ernst & Young and that it regarded the investigation as inadequate for its purposes. KPMG indicated that "further investigation" would be "necessary to constitute a predicate for an audit report" and further that "such further investigation should be undertaken by a new investigative team."

After further deliberations by the Audit Committee during April 2005, on April 21, 2005, the Company announced that Jones Day and Ernst & Young had completed the additional procedures requested by KPMG and reported the investigators’ findings. The release also noted that investigators had again confirmed their earlier conclusions that substantially all of the irregular entries had been made by the former subordinate divisional employee and that the entries were made without any knowledge or involvement of senior management.

The April 21, 2005, press release also reported that, despite the findings and conclusions of the investigation, KPMG had advised the Audit Committee that KPMG was unable to conclude at that time that the investigation was adequate for its purposes, that KPMG believed further investigation was necessary to constitute a predicate for its audit of the Company’s financial statements, and that KPMG had proposed that such investigative work should be undertaken by "a new investigation team." The Company’s Audit Committee had evaluated both KPMG’s position and the Jones Day/Ernst & Young reports relating to the issues raised by KPMG. On the basis of that evaluation, the Company reported that the Audit Committee believed it could rely in good faith on the judgments and conclusions of the independent investigators, that additional investigation was neither necessary nor justified, and that the only additional work that was necessary was routine audit examinations that fell outside the province of the investigation team.

While the Audit Committee continued to believe its reliance on the judgments and conclusions of the investigative team was justified, the April 21, 2005, press release disclosed that the Audit Committee had responded to KPMG’s expressed concerns in such a way that KPMG would be able to complete its audit of the Company’s financial statements. To that end, the Audit Committee engaged a second independent investigative team, consisting of independent legal counsel (Venable LLP) and independent forensic accountants (Navigant Consulting).

In an October 31, 2005, press release, the Company reported that the Venable/Navigant team had completed its investigation. Venable and Navigant reported to the Audit Committee that, although they found evidence of Ferro accounting personnel spreading expenses and some other misapplications of generally accepted accounting principles to achieve internal forecasts, they did not find that this was done with the intent to affect reported earnings in a way that misleads the investing public. The investigators also indicated that, while they found a lax tone with respect to GAAP compliance among certain former members of the Company’s finance organization, they were comfortable that the then-current senior management of the Company, including the chief executive officer and chief financial officer, set a positive tone with respect to accounting practices. Consequently, the Venable/Navigant team concluded that it found no pervasive pattern or practice of engaging in fraudulent earnings management, that is, the misapplication of generally accepted accounting principles with the intent to affect reported earnings in a way that misleads the investing public.

The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the disagreements discussed in the preceding paragraphs.

Reportable events. In management's assessment of internal controls as of December 31, 2004 included under Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, management identified the following material weaknesses of internal control over financial reporting: (i) inadequately trained and insufficient numbers of accounting personnel coupled with insufficient accounting policies and procedures; (ii) non-adherence to policies and procedures associated with the financial statement reporting process; (iii) failure to consistently reconcile and perform timely reviews of accounting reconciliations, data files and journal entries; (iv) failure to properly identify and ensure receipt of agreements for review by accounting personnel; and (v) failure to consistently review the calculations and accounting for amounts due to employees under various compensation plans, and concluded that the Company's internal control over financial reporting was not effective as of December 31, 2004. KPMG's report under Item 9A included KPMG's opinion that management’s assessment was fairly stated in all material respects and that, because of the effect of the material weaknesses identified by management described above, the Company had not maintained effective internal control over financial reporting as of December 31, 2004.

During the course of the Venable/Navigant investigation, on October 26, 2005, KPMG requested that senior Company financial personnel review entries that had been made during the period being restated by one former and one current member of the Company’s finance function so as to be able to provide KPMG with management representations concerning those entries.

The report of KPMG on the consolidated financial statements of the Company for the years ended December 31, 2003 and December 31, 2004 included in the Form 10-K for the fiscal year ended December 31, 2004 stated, as described above, that the Company restated its fiscal 2003 consolidated financial statements.

The Company has provided KPMG a copy of the disclosures in this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not KPMG agrees with the Company’s statements in this Item 4.01(a) and, if not, stating the respects in which it does not agree.

The Company requested that KPMG provide a letter as promptly as possible so that the Company can file the letter within ten business days from the date hereof. The Company will file the letter by amendment to this Form 8-K within two business days of receipt.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 12, 2006, the Audit Committee of the Board of Directors of the Company appointed an internationally recognized firm of independent registered certified public accountants to conduct the Company's 2005 audit, subject to completion of that firm's customary client acceptance procedures.

Within the past two fiscal years and the subsequent interim period, the Company did not consult with its new independent registered certified public accountants regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

May 18, 2006	By:	Thomas M. Gannon

Name: Thomas M. Gannon
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release